UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 15, 2020

FIRST MID BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36434	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2020, the Board of Directors of First Mid Bancshares, Inc. (the “Company”) approved an Executive Employment Agreement entered into between the Company and Michael L. Taylor for three years, until December 31, 2023, under which Mr. Taylor agrees to serve as Senior Executive Vice President of the Company (the “Taylor Agreement”). Under the Taylor agreement, Mr. Taylor will receive an annual base salary of $312,393.00 and will participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan. The Taylor Agreement also provides Mr. Taylor with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Taylor Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

On December 15, 2020, the Board of Directors of First Mid Bancshares, Inc. (the “Company”) approved an Executive Employment Agreement entered into between the Company and Matthew K. Smith for three years, until December 31, 2023, under which Mr. Smith agrees to serve as Executive Vice President of the Company (the “Smith Agreement”). Under the Smith agreement, Mr. Smith will receive an annual base salary of $246,418.00 and will participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan. The Smith Agreement also provides Mr. Smith with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions. The Smith Agreement is filed as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Employment Agreement between First Mid Bancshares, Inc. and Michael L. Taylor, effective December 31, 2020
10.2	Employment Agreement between First Mid Bancshares, Inc. and Matthew K. Smith, effective December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Dated: December 17, 2020

By:
Joseph R. Dively
Chairman, President and Chief Executive Officer